UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549





                             FORM 8-K




                          Current Report



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 9, 2003



                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)







                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

 Registrant's telephone number, including area code (701) 222-7900



Item 5.  Other Events and Regulation FD Disclosure.

         MDU Resources Group, Inc.'s press release regarding earnings guidance for 2003 and 2004 is attached to this Form 8-K as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

   (c)   Exhibits.

         Exhibit 99 - Press release issued September 9, 2003 regarding earnings guidance for 2003 and 2004.



                             SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MDU RESOURCES GROUP, INC.

Date  September 10, 2003       BY  /s/ Vernon A. Raile
                                   Vernon A. Raile
                                   Senior Vice President and
                                   Chief Accounting Officer



                           EXHIBIT INDEX


Exhibit Number                        Description of Exhibit

     99 Press release issued September 9, 2003 regarding earnings guidance for 2003 and 2004.